CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into Franchise Finance Corporation of America's previously filed Registration Statements No. 33-627-69, 33-626-29 and 333-001-23.



                                                             Arthur Andersen LLP


Phoenix, Arizona,
February 20, 1997.